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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  November 6, 1998
                                                  ----------------

                      COMPOST AMERICA HOLDING COMPANY, INC.
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             (Exact name of registrant as specified in its charter)


New Jersey                    0-27832                  22-2603175
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(State or other              (Commission            (IRS Employer
jurisdiction of              File Number)           Identification No.)
incorporation)


               3000 Hadley Road South Plainfield, New Jersey 07080
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               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code (908) 668-9335 former address - 320 Grand Avenue, Englewood, New Jersey 07631
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  (Former name or former address, if changed since last report.)


PLEASE ADDRESS ALL CORRESPONDENCE TO:       Mark Gasarch, Esq.
                                            40 West 57th Street
                                            33rd Floor
                                            New York, New York 10019


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Item 5. Other Events

On November 6, 1998 the Company, its 80%-owned subsidiary Miami Recycling and Composting Company, Inc. ("MRCC") and its wholly-owned subsidiary Bedminster Seacor Services Corp. ("Bedminster") borrowed $10,500,000 ("Loan") from Lionhart Investments, Ltd., its affiliates, and Global Earthfund Partners, LLC (collectively, the "Lender") pursuant to a Credit, Capitalization and Financing Agreement (Exhibit 99.1), which borrowing was secured by a Mortgage Note (Exhibit 99.1), the Pledge of shares of the Company (Exhibit 99.3), MRCC (Exhibit 99.4) and Bedminster (Exhibit 99.5), a Pledge and Security Agreement (Exhibit 99.6) and a Guaranty (Exhibit 99.7). The Lenders were given certain registration rights on shares of the Company (Exhibit 99.8), the right to appoint a director to the Company's Board (Exhibit 99.9) and warrants to purchase additional shares of the Company's common stock (Exhibit 99.10).

In summary (and as disclosed in the exhibits attached hereto), the Loan bears interest at 10.5% per annum and matures at the earlier of October 1, 2000 or the financial closing of revenue bonds financing the Company's Miami composting facility. The Lender also converted into common shares $800,000 of the Company's convertible debentures held by the Lender, and received warrants to purchase 1,500,000 of the Company's common shares through December 31, 2004 at exercise prices of $1.00 per share (500,000 shares), and $1.25, $1.50, $1.75, $2.00 and
$2.25 per share (200,000 shares each). At the maturity of the Loan, the Lender has the right to "put" 400,000 of the Company's common shares back to the Company at $3.10 per share. One year after the maturity of the Loan, the Lender has the right to "put" one-half of the Company's common shares then owned by the Lender back to the Company at $3.20 per share.

Item 7. Financial Statements and Exhibits
(a) and (b) -              none
(c) Exhibits
         99.1 -            Credit, Capitalization and Financing Agreement

         99.2 -            Mortgage Note

         99.3 -            Stock Pledge Agreement (Company)

         99.4 -            Stock Pledge Agreement (MRCC)

         99.5 -            Stock Pledge Agreement (Bedminster)

         99.6 -            Pledge and Security Agreement

         99.7 -            Guaranty Agreement

         99.8 -            Registration Rights Agreement

         99.9 -            Director Appointment Agreement

         99.10 -           Form of Warrant


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: November 19, 1998


                                  COMPOST AMERICA HOLDING COMPANY, INC.
                                  (Registrant)



                                  By /s/ Roger E. Tuttle
                                    -----------------------------------
                                    Roger E. Tuttle, President
                                    (Principal Executive Officer)